SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                           The Securities Act of 1934

                        Date of Report: October 16, 1997

                   KELLER FINANCIAL SERVICES OF FLORIDA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    FLORIDA                        33-46921-A                  59-3110610
---------------                    ----------               -------------------
(State or other                    (Commission                  (I.R.S.
 jurisdiction                      File Number)             Identification No.)
of incorporation)


        18167 U.S. HWY. 19 N, CLEARWATER, FL.                    34624
      ---------------------------------------                  ----------
      (Address of principal executive offices)                 (Zip Code)


                                 (813) 524-1400
              ----------------------------------------------------
              (Registrant's telephone number, including area CODE)

ITEM 5. OTHER EVENTS

On October 8, 1997, the Company accepted the resignation of John Hallstrom, Chief Financial Officer.

As of October 15, 1997, Mr. Tim Gillis resigned as a Director to accept other employment. He did not give the Company a letter concerning any matter related to the Company's operations, policies or practices.

As of October 15, 1997, the Company terminated the employment of Michael Nixon as President and Chief Executive Officer for cause as defined in his Employment Agreement.

Mr. Keller will assume responsibilities as President and Chief Executive
Officer.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         None.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Keller Financial Services of Florida, Inc.
                                                 (Registrant)


October 16, 1997                         By:  /s/ BRIAN R. KELLER
                                             ------------------------------
                                             Brian R. Keller
                                             Chief Executive Officer


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